Fees Summary	Aug. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,270,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,280.19
Total Offset Amount	0.00
Net Fee	$ 1,280.19